Exhibit 99.1

J&S ASSOCIATE (AF002380) (Registered with PCAOB and MIA) Unit B-2-2-2, Solaris Dutamas 1, Jalan Dutamas 1, 50480 Kuala Lumpur, Malaysia.	Tel : +603 - 6205 3622 Fax : +603 - 6205 3623 Email : info@jns-associates.com

November 18, 2021

Securities and Exchange Commission

100 F Street, NE,

Washington, DC 20549.

Ladies and Gentlemen,

We have read the statements made by LEET Technology, Inc. (formerly known as Blow & Drive Interlock Corp.), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,